LONG-TERM DEBTS	12 Months Ended
Dec. 31, 2023
LONG-TERM DEBT
LONG-TERM DEBTS
17.	LONG-TERM DEBTS

	2022	2023

	RMB (in millions)
Long-term loans	13,144	19,061
2025 Notes	33	34
Securitization debt	—	4

Total	13,177	19,099

As of December 31, 2022, and 2023, the fair value of the Company’s long-term debt, based on Level 2 inputs, was RMB13.2 billion and RMB19.1 billion, respectively.
Description of 2025 Convertible Senior Notes
On June 18, 2015, the Company issued US$400 million of 1.99% Convertible Senior Notes due 2025 (the “2025 Notes”). The 2025 Notes may be converted, at an initial conversion rate of 9.3555 ADSs per US$1,000 principal amount of the 2025 Notes (which represents an initial conversion price of US$106.89 per ADS), at each holder’s option at any time prior to the close of business on the second business day immediately preceding the maturity date of July 1, 2025. Debt issuance costs were US$6.8 million and are being amortized to interest expense to the put date of the 2025 Notes (July 1, 2020).
Each holder of the 2025 Notes has a right at such holder’s option to require the Company to repurchase for cash all or any portion of such holder’s 2025 Notes on July 1, 2020 (the “Early Redemption Right”). In addition, if a fundamental change occurs, each holder has a right at such holder’s option to require the Company to repurchase for cash all or any portion of such holder’s 2025 Notes on the date notified in writing by the Company in accordance with the indenture for the 2025 Notes. The Company believes that the likelihood of occurrence of the fundamental change is remote. The 2025 Notes are generally not redeemable prior to the maturity date of July 1, 2025, except that the Company may, at its option, redeem all but not part of the 2025 Notes if the Company has or will become obligated to pay holders additional amount due to certain changes in tax law of the relevant jurisdiction. As of December 31, 2023, there has been no such change in tax laws occurred.
In
2020, as a result of exercise of the Early Redemption Right by certain debt holders, the Company redeemed US$395 million (RMB2.8 billion) aggregate principal amount of the 2025 Notes as requested by the holders. As of December 31, 2023, the balance of 2025 Notes was RMB34 million.
The Company accounted for the respective 2025 Notes as a single instrument as a long-term debt. The debt issuance cost was recorded as reduction to the long-term debts and are amortized as interest expense using the effective interest method.

Long-term Loans from Commercial Banks
As of December 31, 2023, the Company’s long-term loans included long-term bank borrowings of
RMB22.5 billion (US$3.2 billion
) in aggregate, of which the current portion of
RMB3.4
billion was classified as short-term debt (Note 12) and the remaining
RMB19.1
billion was
reported as long-term debt.
The Company’s long-term bank loans were substantially credit borrowings and the weighted average interest rate for the outstanding borrowings was approximately
5.72
%
as of
December 31, 2023
.
As of December 31, 2023, the Company has loan facilities up to RMB21.3 billion, and RMB2.1 billion was unused under such facilities. The Company was in compliance with the applicable financial covenants with respect to certain financial metrics as of December 31, 2023.
As of December 31, 2023, the long-term loans will be due according to the following schedule:

As of December 31, 2023
RMB (in millions)
2024	3,451
2025	10,612
2026	8,436
2027	—
2028	—
Thereafter	13

Total	22,512